EXHIBIT 10.2

 03/24/95
                                                       Basic Plan Document # 05
                                                                     Plan # 002
                                                IRS Letter Serial No.: D363689a

                    PRISM(R) PROTOTYPE RETIREMENT PLAN & TRUST

                            401(k) Profit Sharing Plan
                                 (Nonstandardized)


                                Adoption Agreement <F1>

     The Employer <F2>, designated below, hereby establishes a profit-sharing plan (optionally including a cash or deferred arrangement (as defined in ss.401(k) of the Internal Revenue Code)) for all Eligible Employees as defined in this Adoption Agreement pursuant to the terms of the PRISM(R) Prototype Retirement Plan & Trust Basic Plan Document # 05.

     A.       Employer Information:

              1.      Name:             M.D.C. Holdings, Inc.
                                        ---------------------

              2.      Address:          3600 South Yosemite Street, Suite 900
                                        -------------------------------------

              3.      Address:          Denver,  CO  80237
                                        ------------------

              4.      Attention:        Valerie Andres  Telephone:  303-773-1100
                                        --------------              ------------

              5.  Employer Taxpayer Identification Number <F3>:   84-0622967
                                                                  ----------


     B.       Basic Plan Provisions:

              1.     Plan Name (select one):

                           This plan is established effective , (the "Effective Date") as a profit sharing plan (optionally with a cash or deferred arrangement as defined in Code ss.401(k)) to be known as (the "Plan") in the form of the PRISM(R) Prototype Retirement Plan & Trust.

              b. This plan is an amendment and restatement in the form of the PRISM(R) Prototype Retirement Plan & Trust, effective 07/01/98, (the "Effective Date") of the M.D.C. Holdings, Inc. 401(k) Savings Plan (the "Plan"), originally effective as of 01/01/92 (the "Original Effective Date").

              2.   Employers Three Digit Plan Number:  004

              3.   Committee Members <F4>:  Paris G. Reece III, Daniel S. Japha,
                                            Thomas M. Jenkins, Larry M. Harvey,
                                            Steven U.Parker

              4.           Definitions:

                      a.       Compensation for allocation purposes:

                               i  Will  be   determined   over   the   following
                                  applicable period (select only one):

                                 (a)  X     the Plan Year
                                     ---

                                 (b)        the period of Plan participation
                                     ---    during the Plan Year


                                 (c)        a consecutive 12 month period
                                     ---    commencing on  and ending with, or
                                            within,  the Plan Year.

                               ii     X     If selected, Compensation will
                                     ---    include Employer contributions  made
                                            pursuant to a Salary Reduction
                                            Agreement,  or other   arrangement,
                                            which  are  not includible  in the
                                            gross income of the Employee under
                                            ss.ss.125,  402(e)(3), 402(h)(1)(B)
                                            or 403(b)of the Internal Revenue
                                            Code.

                              iii           Shall not include (select as many as
                                            desired):

                                (a)         Bonuses
                                     ---

                                (b)         Commissions
                                     ---
                                (c)         Taxable fringe benefits identified
                                     ---    below:


                                (d)   X     Other   items   of   remuneration
                                     ---    identified below:  Reimbursements
                                            and  other   expense   allowances
                                            including fringe benefits, moving
                                            expenses,  deferred  compensation
                                            and welfare benefits.

                               iv           Shall be limited to $ , which shall
                                 ---        be the maximum amount of
                                            compensation considered for plan
                                            allocation purposes (but not for
                                            testing purposes), and may not be an
                                            amount in excess of the Internal
                                            Revenue Codess.401(a)(17) limit in
                                            effect for the Plan Year<F5>.  If no
                                            amount is specified, Compensation
                                            shall be limited to the Internal
                                            Revenue Codess.401(a)(17)
                                            amount, as
                                            adjusted by the Secretary of the
                                            Treasury from time to time.

                      b.       Early Retirement Date:

                             i                 is not applicable to this Plan
                              ---
                             ii X              is  the  latter  of the  date  on
                               ---             which the Participant attains age
                                               55  (not  less  than  55) and the
                                               date  on  which  the  Participant
                                               completes 5 Years of Service.

                      c. Hour of Service shall be determined on the basis of the method selected below. Only one method may be selected. The method shall be applied to all Employees covered under the Plan as follows (select only one):


                             i X               On the basis of actual hours for
                              ---              which an Employee is paid,  or
                                               entitled to be paid.
                             ii                On the basis of days  worked.  An
                               ---             Employee  shall be credited  with
                                               ten  (10)  Hours  of  Service  if
                                               under  ss.1.1(U) of the Plan such
                                               Employee  would be credited  with
                                               at least one (1) Hour of  Service
                                               during the day.
                             iii               On the basis of weeks worked.  An
                                ---            Employee  shall be credited  with
                                               forty-five  (45) Hours of Service
                                               if  under  ss.1.1(U)  of the Plan
                                               such  Employee  would be credited
                                               with at  least  one  (1)  Hour of
                                               Service during the week.
                             iv                On  the  basis  of   semi-monthly
                               ---             payroll   periods.   An  Employee
                                               shall    be     credited     with
                                               ninety-five (95) Hours of Service
                                               if  under  ss.1.1(U)  of the Plan
                                               such  Employee  would be credited
                                               with at  least  one  (1)  Hour of
                                               Service  during the  semi-monthly
                                               payroll period.
                             v                 On the basis of months worked. An
                              ---              Employee  shall be credited  with
                                               one hundred ninety (190) Hours of
                                               Service if under ss.1.1(U) of the
                                               Plan  such   Employee   would  be
                                               credited  with at  least  one (1)
                                               Hour of Service during the month.

                      d. Limitation Year shall mean the 12 month period commencing on January 1 and ending on December 31.

                      e. Normal Retirement Date for each Participant shall mean (select one):

                             i X               the date the Participant attains
                              ---              age: 65 (not to exceed 65)


                             ii                the latter of the date the
                               ---             Participant  attains  age (not to
                                               exceed 65) or the (not to exceed
                                               5th) anniversary of the
                                               participation commencement date.
                                               If for the Plan Years  beginning
                                               before  January 1, 1988,  Normal
                                               Retirement  Date was  determined
                                               with  reference  to the
                                               anniversary of the participation
                                               commencement date (more than 5
                                               but not to exceed 10 years),  the
                                               anniversary date for Participants
                                               who first commenced participation
                                               under the Plan before the first
                                               Plan Year beginning  on or after
                                               January 1, 1988 shall be the
                                               earlier of (A) the tenth
                                               anniversary of the date the
                                               Participant commenced
                                               participation in the Plan (or
                                               such  anniversary  as had been
                                               elected by the  employer, if less
                                               than 10) or (B) the fifth
                                               anniversary  of the first day of
                                               the first Plan Year  beginning on
                                               or after January 1, 1988.
                                               Notwithstanding any other
                                               provisions of the Plan, the
                                               participant commencement date is
                                               the first day of the first Plan
                                               Year in which the Participant
                                               commenced participation in the
                                               Plan.

                      f.       Permitted   Disparity   Level,  for  purposes  of
                               allocating Employer Contributions, shall mean (select only one):

                             i X               Not applicable - the Plan does
                              ---              not use permitted disparity.


                             ii                The Taxable  Wage Base,  which is
                               ---             the contribution and benefit base
                                               under  section  230 of the Social
                                               Security Act at the  beginning of
                                               the year.

                             iii               % (not  greater  than  100%) of
                                ---            the Taxable Wage Base as defined
                                               in B(4)(f)(ii) above.

                             iv                $ , provided that the amount does
                               ---             not exceed the Taxable  Wage Base
                                               as defined in B(4)(f)(ii) above.

                      g. Plan Year shall mean (select and complete only one of the following):

                               i               The  12-consecutive  month period
                                ---            which    coincides    with    the
                                               Limitation  Year.  The first Plan
                                               Year    shall   be   the   period
                                               commencing on the Effective  Date
                                               and ending on the last day of the
                                               Limitation Year.
                               ii              The  12-consecutive  month period
                                 ---           commencing on, , 19, and each
                                               annual anniversary thereof.
                               iii X           The calendar year (January 1
                                  ---          through December 31).


                      h. Qualified Distribution Date, for purposes of making distributions under the provisions of a Qualified Domestic Relations Order (as defined in Internal Revenue Code ss.414(p)), X shall be the date the order is determined to be qualified. If shall is selected, the Alternate Payee will be entitled to an immediate distribution of benefits as directed by the Qualified Domestic Relations Order. If shall not is selected, the Alternate

                               Payee  may  only  take  a  distribution   on  the
                               earliest date that the Participant is entitled to a distribution.

                      i.       Spouse:

                                               If  selected,  Spouse  shall mean
                                               only that person who has actually
                                               been the Participants  spouse for
                                               at least one year.

                      j. Year of Service shall mean:

                               i For eligibility purposes (select one of the following):

                                    (a)              the 12  consecutive  months
                                       ---           during which an Employee is
                                                     credited   with  (not  more
                                                     than    1000)    Hours   of
                                                     Service.
                                    (b) X            a Period of Service  (using
                                       ---           the  elapsed  time  method
                                                     of counting Service, as
                                                     described in ss.1.1(N)(3)
                                                     of the Plan).

                               ii For allocation accrual purposes (select one of the following):

                                    (a) X            the 12  consecutive  months
                                       ---           during which an Employee is
                                                     credited   with  1000  (not
                                                     more  than  1000)  Hours of
                                                     Service.
                                    (b)              a Period of Service  (using
                                       ---           the  elapsed  time  method
                                                     of counting Service, as
                                                     described in ss.1.1(N)(3)
                                                     of the Plan).

                               iii For vesting service purposes (select one of the following):

                                    (a)              the 12  consecutive  months
                                       ---           during which an Employee is
                                                     credited   with  (not  more
                                                     than    1000)    Hours   of
                                                     Service.
                                    (b) X            a Period of Service  (using
                                       ---           the  elapsed  time  method
                                                     of counting Service, as
                                                     described in ss.1.1(N)(3)
                                                     of the Plan).

                               iv For purpose of computing Years of Service in plans where Year of Service is defined in terms of Hours of Service), the consecutive 12 month period shall be:

                                    (a) For eligibility purposes, the first Year
                                        of Service  shall be computed  using the
                                        12  month  period   commencing   on  the
                                        Employee's  date of hire and  ending  on
                                        the  first  annual  anniversary  of  the
                                        Employee's  date of hire  (the  "Initial
                                        Computation  Period").  In the  event an
                                        employee    does   not    complete    an
                                        eligibility  Year of Service during this
                                        initial    computation    period,    the
                                        computation period shall be (select only one):

                                        (1) X             the period  commencing
                                           ---            on     each     annual
                                                          anniversary   of   the
                                                          Employee's   date   of
                                                          hire and ending on the
                                                          next            annual
                                                          anniversary   of   the
                                                          Employee's   date   of
                                                          hire.
                                        (2)               the Plan  Year,
                                           ---            commencing  with the
                                                          Plan Year in which the
                                                          Initial Computation
                                                          Period ends.

                                    (b) For vesting  purposes,  Years of Service
                                        shall be computed on the basis of:

                                        (1) X             the period  commencing
                                           ---            on     each     annual
                                                          anniversary   of   the
                                                          Employee's   date   of
                                                          hire and ending on the
                                                          next            annual
                                                          anniversary   of   the
                                                          Employee's   date   of
                                                          hire.
                                        (2)               the  Plan  Year,
                                           ---            commencing  with  the
                                                          first  Plan  Year an
                                                          Employee completes an
                                                          Hour of Service.

                                    (c) For allocation accrual purposes, Year of
                                        Service shall be computed on the basis of the Plan Year.

                               v X               For eligibility purposes, Years
                                ---              of Service  with the  following
                                                 Predecessor   Employers   shall
                                                 count   in    fulfilling    the
                                                 eligibility   requirements  for
                                                 this  Plan:   any   predecessor
                                                 organization  if  the  Employer
                                                 maintains   the   Plan  of  the
                                                 predecessor employer.

                               vi X              For vesting purposes,  Years of
                                 ---             Service   with  the   following
                                                 Predecessor   Employers   shall
                                                 count    for     purposes    of
                                                 determining the  nonforfeitable
                                                 amount   of   a   Participant's
                                                 account:     any    predecessor
                                                 organization  if  the  Employer
                                                 maintains   the   Plan  of  the
                                                 predecessor employer.

              5.      Coverage:

                      This Plan is  extended by the  Employer  to the  following
                      Employees  who  have  met  the  eligibility   requirements
                      (select as many as appropriate):

                               i                 All Employees
                                ---
                               ii                Salaried Employees
                                 ---
                               iii               Sales Employees
                                  ---
                               iv                Hourly Employees
                                 ---
                               v                 Leased Employees
                                ---
                               vi X              All Employees except (select as
                                 ---             applicable):

                                                 (a) X  those who are members
                                                    --- of a unit of Employees
                                                        covered by a collective
                                                        bargaining agreement
                                                        between the
                                                        Employer and  Employee
                                                        representatives,  if
                                                        retirement  benefits
                                                        were the subject of
                                                        good  faith  bargaining
                                                        and if two percent  or
                                                        less of the   Employees
                                                        who are covered
                                                        pursuant to that
                                                        agreement are
                                                        professionals as
                                                        defined in  Section
                                                        1.410(b)-9  of  the
                                                        Regulations.  For  this
                                                        purpose,  the  term
                                                        Employee representative
                                                        does  not include any
                                                        organization  more than
                                                        half of whose members
                                                        are Employees who are
                                                        owners,  officers, or
                                                        executives of the
                                                        Employer.
                                                 (b) X   those    who   are
                                                    ---  nonresident aliens
                                                         (within        the
                                                         meaning         of
                                                         Internal   Revenue
                                                         Code
                                                         ss.7701(b)(1)(B))
                                                         and who receive no
                                                         earned      income
                                                         (within        the
                                                         meaning         of
                                                         Internal   Revenue
                                                         Code ss.911(d)(2))
                                                         from the  Employer
                                                         which  constitutes
                                                         income        from
                                                         sources within the
                                                         United      States
                                                         (within        the
                                                         meaning         of
                                                         Internal   Revenue
                                                         Code
                                                         ss.861(a)(3)).

                                    vii          Union Employees (who are
                                       ---       members of the following unions
                                                 or union affiliates):


                                    vii          Other Employees, described as
                                       ---       follows:


              6.  Eligibility:

                      An Employee covered by the Plan may become a Participant upon completion of the following eligibility requirements:

                      a.   Service<F6>:

                               i                 There  shall be no minimum
                                ---              service  requirement  for an
                                                 Employee to become a
                                                 Participant.

                               ii X              The  Employee  must  complete 6
                                 ---             Months  of  Service  (not  more
                                                 than   2   years)   to   be   a
                                                 Participant   for  purposes  of
                                                 receiving     allocations    of
                                                 Employer     Profit     Sharing
                                                 Contributions.

                      b.       Age:

                               i                 There shall be no minimum age
                                ---              requirement for an Employee to
                                                 become a Participant.
                               ii X              The Employee must attain age 21
                                 ---             (not more than 21) to be a
                                                 Participant in the Plan.

                      c.       Waiver of Age and Service Requirements:

                               i                 Notwithstanding  the provisions
                                ---              of  Items   B(6)(a)   and  (b),
                                                 Employees    who    have    not
                                                 satisfied  the age and  service
                                                 requirements,     but     would
                                                 otherwise    be   eligible   to
                                                 participate in the plan,  shall
                                                 be eligible to  participate  on
                                                 the Effective Date.
                               ii                For new Plans,  notwithstanding
                                 ---             the provisions of Items B(6)(a)
                                                 and (b), Employees who have not
                                                 satisfied  the age and  service
                                                 requirements,     but     would
                                                 otherwise    be   eligible   to
                                                 participate in the plan,  shall
                                                 be eligible to  participate  on
                                                 the Effective Date.

                      d.       Entry Dates:

                               Upon completion of the eligibility requirements, an Employee shall commence participation in the Plan (select only one):

                               i                 As  soon as  practicable  under
                                ---              the payroll practices  utilized
                                                 by    the     Employer,     and
                                                 consistently   applied  to  all
                                                 Employees,  or if earlier,  the
                                                 first day of the Plan Year<F7>.
                               ii                As of the first day of the
                                 ---             month following the  completion
                                                of the eligibility requirements.
                               iii X             As of the earliest of the first
                                  ---            day of the Plan  Year,  fourth,
                                                 seventh  or tenth  month of the
                                                 Plan   Year   next    following
                                                 completion  of the  eligibility
                                                 requirements.
                               iv                As of the earliest of the first
                                 ---             day of the Plan Year or seventh
                                                 month  of the  Plan  Year  next
                                                 following   completion  of  the
                                                 eligibility requirements.
                               v                 As of the first day of the Plan
                                ---              Year next following  completion
                                                 of the eligibility requirements
                                                 (may  only be  selected  if the
                                                 eligibility   year  of  service
                                                 requirement   is  6  months  or
                                                 less).

              7.      Vesting:

                      a. The percentage of a Participant's Employer Contribution Account (attributable to Employer Profit Sharing Contributions) to be vested in him or her upon termination of employment prior to attainment of the Plan's Normal Retirement Date shall be<F8>:

                                   Completed Years of Service
                                      1           2            3           4           5            6           7
                                   -------     -------      -------     -------     -------      -------     ----
                                   0%          100%
                                   --          ----
                                   0%          0%           100%
                                   --          --           ----
                                   0%          20%          40%         60%         80%          100%
                                   --          ---          ---         ---         ---          ----
                                   0%          0%           20%         40%         60%          80%         100%
                                   --          --           ---         ---         ---          ---         ----
                                   10%         20%          30%         40%         60%          80%         100%
                                   ---         ---          ---         ---         ---          ---         ----
                         X         0%          40%          60%         80%         100%
                                   --          ---          ---         ---         ----
                                   0%          0%           0%          0%          0%           0%          100%
                                   --          --           --          --          --           --          ----

                                     Full and immediate vesting upon entry into the Plan<F9>


                               Notwithstanding anything to the contrary in the Plan, the amount inserted in the blanks above shall not exceed the limits specified in Code ss.411(a)(2).

                      b. For purposes of computing a Participant's vested account balance, Years of Service for vesting purposes X shall include Years of Service before the Employer maintained this Plan or any predecessor plan, and X shall not include Years of Service before the Employee attained age 18.

                      c. Notwithstanding the provisions of this Item B(7)(c) of the Adoption Agreement, a Participant shall become fully vested in his Participant's Employer Contribution if: <F10>

                               i                 the  Participant's  job is
                                ---              eliminated  without the
                                                 Participant  being  offered a
                                                 comparable position elsewhere
                                                 with the Employer.
                               ii                for such reason as is described
                                 ---             below:



              8.      Employer Profit Sharing Contributions:

                      a.       Contributions:

                               i X               In its discretion, the Employer
                                ---              may contribute Employer  Profit
                                                 Sharing Contributions to the
                                                 Plan.
                               ii                The Employer  shall  contribute
                                 ---             Employer     Profit     Sharing
                                                 Contributions  to the  Plan  in
                                                 the   amount   of  %   of   the
                                                 Compensation  of  all  Eligible
                                                 Participants under the Plan.

                               iii X             If  selected,  the Employer may
                                  ---            make  Employer  Profit  Sharing
                                                 Contributions without regard to
                                                 current  or   accumulated   Net
                                                 Profits of the Employer for the
                                                 taxable  year ending  with,  or
                                                 within the Plan Year.
                               iv X              If  selected,  the Employer may
                                 ---             designate  all or any  part  of
                                                 the  Employer   Profit  Sharing
                                                 Contributions    as   Qualified
                                                 Nonelective      Contributions,
                                                 provided,     however,     that
                                                 contributions   so   designated
                                                 will  be  subject  to the  same
                                                 vesting,    distribution,   and
                                                 withdrawal    restrictions   as
                                                 Before Tax Contributions <F11>.

                      b.       Allocations:

                               Employer Profit Sharing Contributions shall be allocated to the accounts of eligible Participants according to the following selected allocation formula:

                               i X               The  Employer   Profit  Sharing
                                ---              Contributions      shall     be
                                                 allocated   to  each   eligible
                                                 Participant's  account  in  the
                                                 ratio  which the  Participant's
                                                 Compensation   bears   to   the
                                                 Compensation  of  all  eligible
                                                 Participants.  Employer  Profit
                                                 Sharing   Plan   Contributions,
                                                 shall  be   allocated   to  the
                                                 accounts  of  Participants  who
                                                 have   completed   a  Year   of
                                                 Service <F12> (select one):

                                                 (a)      as of the last
                                                    ---   day of the month
                                                          preceding  the month
                                                          in which the
                                                          contribution was made.
                                                 (b)      as of the last  day of
                                                    ---   the  Plan  quarter
                                                          preceding the quarter
                                                          in which the
                                                          contribution was made.
                                                 (c) X    as of the last day of
                                                    ---   the Plan Year.

                                    The Employer Profit Sharing Contributions shall be allocated in accordance with the following formula:

                                                 (a) If the  Plan is  Top-Heavy,
                                                     the  contribution  shall be
                                                     first   credited   to  each
                                                     eligible      Participant's
                                                     Account in the ratio  which
                                                     the           Participant's
                                                     Compensation  bears  to the
                                                     total  Compensation  of all
                                                     eligible  Participants,  up
                                                     to 3% of each Participant's
                                                     Compensation.

                                                 (b) If the  Plan is  Top-Heavy,
                                                     any Employer Profit Sharing
                                                     Contribution      remaining
                                                     after the allocation in (a)
                                                     above  shall be credited to
                                                     each eligible Participant's
                                                     account in the ratio  which
                                                     the  Participant's   Excess

                                                     Compensation<F13> bears to
                                                     the total Excess
                                                     Compensation of all
                                                     eligible Participants, up
                                                     to 3% of each eligible
                                                     Participant's  Excess
                                                     Compensation.

                                                 (c) Any contributions remaining
                                                     after the allocation in (b)
                                                     above  shall be credited to
                                                     each eligible Participant's
                                                     account in the ratio  which
                                                     the      sum     of     the
                                                     Participant's         total
                                                     Compensation   and   Excess
                                                     Compensation  bears  to the
                                                     sum    of     the     total
                                                     Compensation   and   Excess
                                                     Compensation     of     all
                                                     eligible  Participants,  up
                                                     to an  amount  equal to the
                                                     maximum  Excess  Percentage
                                                     times   the   sum   of  the
                                                     Participant's  Compensation
                                                     and Excess Compensation. If
                                                     the Plan is Top-Heavy,  the
                                                     maximum  Excess  Percentage
                                                     is     N/A    %     (insert
                                                     percentage). If the Plan is
                                                     not Top-Heavy,  the maximum
                                                     Excess  Percentage is N/A %
                                                     (insert  percentage,  which
                                                     shall not  exceed the prior
                                                     Excess           Percentage
                                                     limitation   specified   by
                                                     more than 3).

                                         Note:       If the Permitted  Disparity
                                                     Level   defined   at   Item
                                                     B(4)(f) is the Taxable Wage
                                                     Base    (which    is    the
                                                     contribution   and  benefit
                                                     base under  section  230 of
                                                     the Social  Security Act at
                                                     the beginning of the year),
                                                     then  the  maximum   Excess
                                                     Percentage  should  be 2.7%
                                                     if the  Plan  is  Top-Heavy
                                                     and 5.7% if the Plan is not
                                                     Top-Heavy.

                                                     If the Permitted  Disparity
                                                     Level   defined   at   Item
                                                     B(4)(f) is greater than 80%
                                                     but less  than  100% of the
                                                     Taxable Wage Base, then the
                                                     maximum  Excess  Percentage
                                                     should  be 2.4% if the Plan
                                                     is  Top-Heavy  and  5.4% if
                                                     the Plan is not Top-Heavy.

                                                     If the Permitted  Disparity
                                                     Level   defined   at   Item
                                                     B(4)(f) is greater than the
                                                     greater  of  $10,000 or 20%
                                                     of the  Taxable  Wage Base,
                                                     but not more than 80%, then
                                                     the     maximum      Excess
                                                     Percentage  should  be 1.3%
                                                     if the  Plan  is  Top-Heavy
                                                     and 4.3% if the Plan is not
                                                     Top-Heavy.

                                                 (d) Any   remaining    Employer
                                                     Profit Sharing Contribution
                                                     shall  be  allocated  among
                                                     eligible      Participants'
                                                     accounts in the ratio which
                                                     the           Participant's
                                                     Compensation  bears  to the
                                                     total  Compensation  of all
                                                     Participants.

                               iii X             If  selected,  and the Employer
                                  ---            has    elected   to    allocate
                                                 Employer  Profit  Sharing  Plan
                                                 Contributions  as of  the  last
                                                 day  of  the   Plan   Year,   a
                                                 Participant must be employed by
                                                 the Employer on the last day of
                                                 the  Plan   Year  in  order  to
                                                 receive an allocation <F14>.
                               iv X              A  Participant  who  terminates
                                 ---             before  the  end of the  period
                                                 for  which   contributions  are
                                                 allocated  shall  share  in the
                                                 allocation  of Employer  Profit
                                                 Sharing     Contributions    if
                                                 termination  of employment  was
                                                 the result of (select  all that
                                                 apply):

                                                 (a)_X_           retirement
                                                    ---
                                                 (b) X            disability
                                                    ---
                                                 (c) X            death
                                                    ---
                                                 (d) X            other, as
                                                    ---           specified
                                                                  below:   Other
                                                                  termination of
                                                                  employment
                                                                  from       the
                                                                  company     on
                                                                  account  of  a
                                                                  Change      of
                                                                  Control,    as
                                                                  defined in the
                                                                  addendum
                                                                  attached
                                                                  hereto.

              9.      Rollover & Transfer Contributions (select one):

                      a. X              Subject  to   policies,   applied  in  a
                        ---             consistent and nondiscriminatory manner,
                                        adopted by the Committee, each Employee,
                                        who  would   otherwise  be  eligible  to
                                        participate in the Plan except that such
                                        Employee has not yet met the eligibility
                                        requirements,  and each  Participant may
                                        make   a   Rollover    Contribution   as
                                        described   in  Internal   Revenue  Code
                                        ss.ss.402(a)(5), 403(a)(4) or 408(d)(3).
                      (b)               Subject  to   policies,   applied  in  a
                         ---            consistent and nondiscriminatory manner,
                                        adopted   by   the    Committee,    each
                                        Participant    may   make   a   Rollover
                                        Contribution  as  described  in Internal
                                        Revenue Code ss.ss.402(a)(5),  403(a)(4)
                                        or 408(d)(3).
                      (c)               No Employee shall make Rollover
                         ---            Contributions to the Plan.

              10.     Distributions:

                      a.            Distributions Upon Separation from Service:

                               The Normal Form of Benefit under the Plan shall be a single lump sum distribution, made as soon as administratively practical after receipt of a distribution request from a Participant entitled to a distribution or upon the Participant's attainment of the Plan's Early Retirement Date or the Plan's Normal Retirement Date, whichever is earlier.

                               In addition to the Normal Form of Benefit, the Participant shall be entitled to select from among the following optional forms of benefit specified by the employer (select as many as apply):

                               i.                Installment payments
                                 ---

                               ii X              Such  other  forms  as  may  be
                                 ---             specified  below: Joint &
                                                 Survivor Annuity, or an
                                                 annuity,  provided  that the
                                                 annuity that provides for
                                                 payments not extending  beyond
                                                 the life expectancy of the
                                                 Participant, the  joint  life
                                                 expectancy of  the  Participant
                                                 and  a  designated Beneficiary,
                                                 or for a period  certain not
                                                 extending  beyond the life
                                                 expectancy of the  Participant,
                                                 the joint life expectancy of
                                                 the Participant  and a
                                                 designated  Beneficiary  or the
                                                 combination  of an annuity and
                                                 a single lump sum


                      b.   In-Service    Distributions   (select   as   may   be
                           appropriate):

                               i                 There  shall  be no  in-service
                                ---              distribution   of   Participant
                                                 account  balances  derived from
                                                 Employer     Profit     Sharing
                                                 Contributions.
                               ii X              Participants   may  request  an
                                 ---             in-service    distribution   of
                                                 their      account      balance
                                                 attributable to Employer Profit
                                                 Sharing Contributions,  for the
                                                 following reasons:

                                                 (a) X     For purposes of
                                                    ---    satisfying a
                                                           financial  hardship,
                                                           as determined   in
                                                           accordance    with
                                                           the   uniform
                                                           nondiscriminatory
                                                           policy of the
                                                           Committee;
                                                 (b) X     Attainment of age
                                                           59 1/2 by the
                                                           Participant; or

                                                 (c        Attainment  of the
                                                    ---    Plan's Normal
                                                           Retirement  Date by
                                                           the Participant.

              11.          Forfeitures:

                      a. Forfeitures of amounts attributable to Employer Profit Sharing Contributions shall be reallocated as of:

                               i X               the last day of the Plan Year
                                ---              in which the Forfeiture
                                                 occurred.
                               ii                the last day of the Plan  Year
                                 ---             following  the Plan  Year in
                                                 which the  Forfeiture occurred.
                               iii               the last  day of the Plan  Year
                                  ---            in   which   the    Participant
                                                 suffering  the  Forfeiture  has
                                                 incurred five  consecutive  One
                                                 Year Breaks in Service.


                      b. Forfeitures of Employer Profit Sharing Contributions shall be reallocated as follows:

                               i                 Not  applicable as Employer
                                ---              Profit Sharing  Contributions
                                                 are always 100% vested and
                                                 nonforfeitable.
                               ii X              Used first to pay the  expenses
                                 ---             of administering  the Plan, and
                                                 then allocated pursuant to one
                                                 of the following two options
                                                 <F15>:
                               iii               Forfeitures  shall be allocated
                                  ---            to  Participant's  accounts  in
                                                 the  same  manner  as  Employer
                                                 Profit  Sharing  Contributions,
                                                 Employer               Matching
                                                 Contributions,        Qualified
                                                 Nonelective   Contributions  or
                                                 Qualified              Matching
                                                 Contributions,      in      the
                                                 discretion of the Employer, for
                                                 the   year   in    which    the
                                                 Forfeiture arose.
                               iv X              Forfeitures shall be applied to
                                 ---             reduce  the   Employer   Profit
                                                 Sharing Contributions, Employer
                                                 Matching         Contributions,
                                                 Qualified           Nonelective
                                                 Contributions    or   Qualified
                                                 Matching Contributions,  in the
                                                 discretion of the Employer, for
                                                 the  Plan  Year  following  the
                                                 Plan Year in which
                                                 the Forfeiture arose.

              12.     Limitations on Allocations:

                      If the Employer maintains or ever maintained another qualified retirement plan in which any Participant in this Plan is (or was) a participant, or could possibly become a participant, the Employer must complete the following:

                      a. If the Participant is covered under another qualified defined contribution plan maintained by the Employer other than a Master or Prototype
                               Plan:

                               i X               The  provisions  of this Plan
                                ---              shall  apply as if the other
                                                 plan were a Master or Prototype
                                                 plan; or,
                               ii                The following  provisions  will
                                 ---             be effective to limit the total
                                                 Annual Additions to the Maximum
                                                 Permissible  Amount,  and  will
                                                 properly   reduce   any  Excess
                                                 Amounts,   in  a  manner   that
                                                 precludes Employer discretion:

                      b. If the Participant is or ever has been a participant in a qualified defined benefit plan maintained by the Employer, the following provisions will be effective to satisfy the 1.0 limitation of Internal Revenue Code ss.415(e), in a manner that precludes Employer discretion:



              13.     Internal Revenue Code ss.411(d)(6) Protected Benefits:

                                    If selected,  the Plan has Internal  Revenue
                                    Code ss.411(d)(6) Protected Benefits from a prior plan that this Plan amends, that must be protected.

                                            (Attach addendum)

              14.     Top-Heavy Plan Provisions:

                      For each Plan Year in which the Plan is a Top-Heavy Plan the following provisions will apply:

                      a. The percentage of a Participant's Employer Contribution Account to be vested in him upon termination of employment prior to retirement shall be:

                               i.                a percentage determined in
                                 ---             accordance with the following
                                                 schedule:

                                            Years of Service                    Percentage
                                            ----------------                    ----------
                                                 Less than two                          0
                                                 Two but less than three               20
                                                 Three but less than four              40
                                                 Four but less than five               60
                                                 Five but less than six                80
                                                 Six or more                           100;

                               ii.               100%  vesting  after  (not to
                                  ---            exceed 3) Years of  Service;
                                                 provided, however, that Years
                                                 of Service  may not exceed two
                                                 (2) if the service requirement
                                                 for eligibility exceeds 1 year;
                                                 or
                               iii. X            computed in accordance with the
                                   ---           vesting  schedule  selected  by
                                                 the  Employer in Items  B(7)(a)
                                                 or  C(4)(d),  as  long  as  the
                                                 benefits   under  the   vesting
                                                 schedule  in Items  B(7)(a)  or
                                                 C(4)(d)   vest  at   least   as
                                                 rapidly  as  the  two   options
                                                 specified    in    this    Item
                                                 B(14)(a), above.

                               If the vesting schedule under the Plan shifts in or out of the schedules above for any Plan Year because of the Plan's Top-Heavy status, such shift is an amendment to the vesting schedule and the election in ss.2.2 of the Basic Plan Document applies.

                      b. For purposes of minimum Top-Heavy allocations, contributions and forfeitures equal to 3 % (not less than 3%) of each Non-key Employee's Compensation will be allocated to each Participant's Contribution Account when the Plan is a Top-Heavy Plan, except as otherwise provided in the Basic Plan Document. This Item 14 will not apply to any Participant to the extent the Participant is covered under any other plan or plans of the Employer and the Employer completes the following: (Insert the name of the plan or plans which will meet the minimum allocation or benefit requirement applicable to
                               Top-Heavy plans.)

                      c. The Valuation Date as of which account balances or accrued benefits are valued for purposes of computing the Top-Heavy Ratio shall be the last day of each Plan Year.

                      d. If the Employer maintains or has ever maintained one or more defined benefit plans which have covered or could cover a Participant in this Plan, complete the following:

                               Present Value: For purposes of establishing Present Value to compute the Top-Heavy Ratio, any benefit shall be discounted only for mortality and interest based on the following:

                               Interest rate:   %              Mortality table:

              15.     Investments:

                      a. Investments made pursuant to the investment direction provisions of the Basic Plan Document shall be made into any appropriate Investment Fund as selected by the Employer. In addition, investment of Plan assets is expressly authorized, as required by Revenue Ruling 81-100, in each of the following common or collective funds sponsored by the Trustee, or an affiliate of the Trustee <F16>:

                                    Key  Trust  EB  Managed   Guaranteed  Income
                               Contract Fund, Key Trust Multiple Investment Trust for Employee Benefit Trusts, and other collective trusts exempt from tax under IRC ss.501 and as described in Rev. Rul. 81-100.

                      b. X      If  selected,  an  Employer  Stock Fund shall be
                        ---     available as an Investment  Fund pursuant to the
                                terms of the Basic Plan Document.

                                        i.       If  selected,  and an  Employer
                                          ---    Stock Fund is  available  as an
                                                 Investment  Fund,  Participants
                                                 will     have    the     right,
                                                 notwithstanding    any    other
                                                 provisions   of  the  Plan,  to
                                                 direct  that a  portion  of the
                                                 Plan   assets  held  for  their
                                                 benefit  and  invested  in  the
                                                 Employer    Stock    Fund    be
                                                 diversified   pursuant  to  the
                                                 provisions of ss.10.7(F) of the
                                                 Basic Plan Document.

                      c. Participants may make changes of existing account balances and future contributions from among the Investment Funds offered:

                                        i. X           Once during each business
                                          ---          day that the Trustee and
                                                       the New York Stock
                                                       Exchange are open.

                                        ii.            Once during each calendar
                                           ---         month.

                                        iii            Once during each quarter
                                            ---        of the Plan Year.

                                        iv.            Once during each rolling
                                           ---         day period.

                        d.          If  selected,   the  Participant   shall  be
                          --- restricted in making changes of existing account balances from any Investment Fund, as specified in the terms or conditions of such Investment Fund, and the Employer shall attach an addendum specifying such restriction.

                      e. The Participant will designate into which Investment Funds all contributions to their accounts are made, except the following:

                                        i.             Employer Profit Sharing
                                          ---          Contributions

                                        ii.            Employer Mandatory
                                           ---         Matching Contributions

                                        iii.           Employer Discretionary
                                            ---        Matching Contributions

                                        iv.            Qualified Matching
                                           ---         Contributions

                                        v.             Qualified Nonelective
                                           ---         Contributions

                        f.          If  selected,  and to the extent a selection
                          --- is made above, the Employer shall attach an Investment Direction Addendum specifying how the contributions so specified shall be invested among the Investment Fund.

                        g.          If  selected,   the  Participant   shall  be
                          --- restricted in the use of the Employer Stock Fund as an Investment Fund for designating the investment of contributions in the Participant's account, as follows:

                                    i.   The Participant may not direct the
                                      ---investment of Plan assets held in their
                                         account into the Employer Stock Fund.
                                   ii.   The Participant may direct -- % of the
                                      ---following contributions into the

                                              (a)         Employer Stock Fund:
                                                 ---
                                              (b)         Employer Profit
                                                 ---      Sharing Contributions

                                              (c)         Employer Mandatory
                                                 ---      Matching Contributions

                                              (d)         Employer Discretionary
                                                 ---      Matching Contributions

                                              (e)         Qualified Matching
                                                 ---      Contributions

                                              (f)         Qualified Nonelective
                                                 ---      Contributions

                                  iii.        %   of    the    above referenced
                                      ---     contributions  will be invested
                                              into   the  Employer  Stock  Fund,
                                              with the balance  invested among:

                                               (a)        the other  Investment
                                                  ---     Funds,  including the
                                                          Employer Stock Fund

                                               (b)        the other  Investment
                                                  ---     Funds,  not including
                                                          the Employer Stock
                                                          Fund
              16.     Loans (select one):

                           a. X     Loans   may  be  made   from   the  Plan  in
                             ---    accordance  with the Basic Plan Document and
                                    such   policies   and   procedures   as  the
                                    Committee   may   adopt   and   apply  on  a
                                    consistent and nondiscriminatory basis<F17>.

                           b.     No loans shall be made from the Plan.
                             ---
              17.     Trustee:

                      The Trustee of this Plan shall be KeyTrust Company National Association (a bank or trust company affiliated with KeyCorp within the meaning of Internal Revenue Code ss.1504).


              18. Effective Date Addendum:

                       If selected, the following provisions shall have the specified effective dates (which are different from the date specified in Item B(1)):

     C.           ss.401(k) Plan Provisions:

              1.      Service:

                      An Eligible Employee shall be required to fulfill the following eligibility service requirements in order to participate in the Plan through a salary reduction agreement and for purposes of receiving an allocation of Employer Matching Contributions:

                      a. X          The  Employee  must  complete  6  Months  of
                        ---         Service  (not  more  than  1  year)  to be a
                                    Participant   for   purposes  of   receiving
                                    allocations     of     Employer     Matching
                                    Contributions.
                      b. X          The  Employee  must  complete  6  Months  of
                        ---         Service  (not  more  than  1  year)  to be a
                                    Participant  for purposes of entering into a
                                    Salary   Reduction   Agreement   and  having
                                    Employee   Before   Tax   Contributions   or
                                    Employee After Tax Contributions contributed to the Plan on the Employee's behalf.

              2.      Employee Salary Deferrals:

                       a. Participants  shall be entitled to enter into a Salary
                      Reduction Agreement providing for Before Tax Contributions to be made to the Plan.

                                    i. X        The minimum Before Tax
                                      ---    Contribution shall be 1 % of the
                                                Participant's Compensation.
                                    ii. X       The maximum Before Tax
                                       ---      Contribution  shall be 15 % of
                                                the Participant's Compensation.

                       b. Participants  shall be entitled to enter into a Salary
                      Reduction Agreement providing for After Tax Contributions to be made to the Plan.

                                   i.           The  minimum  After Tax
                                     ---        Contribution  shall be % of the
                                                Participant's Compensation.
                                   ii.          The  maximum  After Tax
                                      ---       Contribution  shall be % of the
                                                Participant's Compensation.
                                   iii.         If selected, notwithstanding the
                                       ---      above,  a Participant  shall not
                                                be able to  enter  into a Salary
                                                Reduction   Agreement  providing
                                                for After Tax  Contributions  to
                                                be made to the Plan  unless  the
                                                Participant  has entered  into a
                                                Salary Reduction  Agreement that
                                                provides    for    Before    Tax
                                                Contributions  to be made to the
                                                Plan in an  amount  of at  least
                                                     %  of  the   Participant's
                                                ---- Compensation.

                      c.            If selected, a Participant shall be entitled
                        --- to enter into a Salary Reduction Agreement providing that any extraordinary item of compensation, not yet payable (including
                                    bonuses),   be  withheld  from  the
                                    Participant's Compensation and contributed to the Plan as either a Before Tax Contribution, or After Tax Contribution (provided such contributions are authorized above, and to the extent that such contribution, when aggregated with either the Participants other Before Tax Contributions or After Tax Contributions do not exceed the limitations specified above, on an annual basis).

              3.  Contribution Changes:

                      a. Participants may increase or decrease the amount of contributions made to the Plan pursuant to a Salary Reduction Agreement once each:

                                    i.           Plan Year
                                      ---
                                    ii           Semi-annual period, based on
                                      ---        the Plan Year

                                    iii. X       Quarter, based on the Plan Year
                                        ---
                                    iv           Month
                                      ---
                                    v            Other,  as  specified  below
                                     ---         (provided  that it is at least
                                                 once per  year):


                      b.       Claims   for   returns   of  Excess   Before  Tax
                               Contributions  for  the  Participant's  preceding
                               taxable year must be made in writing, and submitted to the Committee by March 15 (specify a date between March 1 and April 15).<F18>

              4.           Employer Matching Contributions <F19>:

                      a.            Mandatory Matching Contributions:

                               The Employer shall make contributions to the Plan, in an amount as specified below:

                               i.              An  amount,  equal  to % of each
                                 ---           Participant's     Before     Tax
                                               Contributions, however, no match
                                               shall  be made  on  Participants
                                               Before  Tax   Contributions   in
                                               excess  of  %  (or  $ )  of  the
                                               Participant's Compensation.
                                ii.            An  amount,  equal  to % of  each
                                   ---         Participant's      After      Tax
                                               Contributions,  but not to exceed
                                               %    of     the     Participant's
                                               Compensation, or $ .

                               iii             An  amount,  equal  to  % of each
                                  ---          Participant's contributions  made
                                               pursuant to a Salary  Reduction
                                               Agreement  (including both Before
                                               Tax Contributions and  After  Tax
                                               Contributions), but only  if  the
                                               Participant has entered into a
                                               Salary  Reduction  Agreement
                                               providing for  Before  Tax
                                               Contributions  of at  least  % of
                                               the  Participant's Compensation,
                                               but not to exceed % of the
                                               Participant's  Compensation,
                                               or $ .
                               iv              An amount equal to the sum of the
                                 ---           following:

                                                 (a)  % of  the  first  % of the
                                                      Participant's Compensation
                                                      deferred   pursuant  to  a
                                                      Salary           Reduction
                                                      Agreement; plus,
                                                 (b)  % of  the  next  % of  the
                                                      Participant's Compensation
                                                      deferred   pursuant  to  a
                                                      Salary           Reduction
                                                      Agreement; plus,
                                                 (c)  % of  the  next  % of  the
                                                      Participant's Compensation
                                                      deferred   pursuant  to  a
                                                      Salary           Reduction
                                                      Agreement,   but   not  to
                                                      exceed     %    of     the
                                                      Participant's
                                                      Compensation, or $ .

                               v.                An  amount  equal  to $ ,  for
                                 --- each Participant who enters into a Salary Reduction
                                                 Agreement providing for  Before
                                                 Tax  Contributions,  After  Tax
                                                 Contributions, or either Before
                                                 Tax Contributions  or After Tax
                                                 Contributions (or a combination
                                                 of both) equal to or  exceeding
                                                 % of  the  Participant's
                                                 Compensation.  Such
                                                 contributions shall be made and
                                                 allocated:

                                                 (a)              only    during
                                                    ----          the first Plan
                                                                  Year  the Plan
                                                                  is in  effect,
                                                                  or     if    a
                                                                  restatement,
                                                                  for the  first
                                                                  Plan      Year
                                                                  beginning
                                                                  with,       or
                                                                  containing the
                                                                  re-statement
                                                                  Effective
                                                                  Date.
                                                 (b)              each Plan Year
                                                    ----          that a
                                                                  Participant
                                                                  has in force a
                                                                  Salary
                                                                  Reduction
                                                                  Agreement
                                                                  meeting    the
                                                                  criteria
                                                                  specified
                                                                  above.
                                                 (c)              during     the
                                                    ----          first     Plan
                                                                  Year  that the
                                                                  Participant
                                                                  participates
                                                                  through      a
                                                                  Salary
                                                                  Reduction
                                                                  Agreement
                                                                  meeting    the
                                                                  criteria
                                                                  specified
                                                                  above.

                      b.            Discretionary Matching Contributions:

                              X         The Employer shall make contributions to
                             ---        the  Plan,  in an amount  determined  by
                                        resolution  of the Board of Directors on
                                        an annual  basis.  The Board  resolution
                                        shall provide for the percentage  and/or
                                        amount  of  Before   Tax   Contributions
                                        and/or  After  Tax  Contributions  to be
                                        matched  and  the   maximum   percentage
                                        and/or     amount    of    Before    Tax
                                        Contributions     and/or    After    Tax
                                        Contributions eligible for matching.

                      c.   Allocation of Matching Contributions:

                               Employer   Matching    Contributions   shall   be
                               allocated pursuant to the terms of the Basic Plan Document, notwithstanding the foregoing:

                               i. X              A  Participant  who  terminates
                                 ---             before  the  end of the  period
                                                 for  which   contributions  are
                                                 allocated  shall  share  in the
                                                 allocation of Employer Matching
                                                 Contributions if termination of
                                                 employment  was the  result  of
                                                 (select all that apply):

                                                 (a) X            retirement
                                                    ---
                                                 (b) X            disability
                                                    ---
                                                 (c) X            death
                                                    ---
                                                 (d) X            other, as
                                                    ---           specified
                                                                  below:
                                                                  Other
                                                                  termination of
                                                                  employment
                                                                  from       the
                                                                  company     on
                                                                  account  of  a
                                                                  Change      of
                                                                  Control,    as
                                                                  defined in the
                                                                  addendum
                                                                  attached
                                                                  hereto.

                               ii._X_            Employer Matching Contributions
                                  ---            shall  be   allocated   to  the
                                                 accounts    of     Participants
                                                 (select one): Only allocated to
                                                 those   Participants   who  are
                                                 employed on the last day of the
                                                 Plan Year.

                                                 (a)              as of each pay
                                                    ---           period for
                                                                  which a
                                                                  contribution
                                                                  was made
                                                                  pursuant to a
                                                                  Salary
                                                                  Reduction
                                                                  Agreement.
                                                 (b)              semi-monthly.
                                                    ---
                                                 (c)              as of the last
                                                    ---           day of the
                                                                  month
                                                                  preceding  the
                                                                  month in which
                                                                  the
                                                                  contribution
                                                                  was made.
                                                 (d)              as of the last
                                                    ---           day of the
                                                                  Plan  quarter
                                                                  preceding the
                                                                  quarter in
                                                                  which the
                                                                  contribution
                                                                  was made.
                                                 (e) X            as of the last
                                                    ---           day of the
                                                                  Plan year.

                               iii. X            If  selected,  the Employer may
                                   ---           make     Employer      Matching
                                                 Contributions without regard to
                                                 current  or   accumulated   Net

                                                 Profits of the Employer for the
                                                 taxable  year ending  with,  or
                                                 within the Plan Year <F20>.

                      d.       The  percentage  of  a   Participant's   Employer
                               Matching Contribution Account<F21> (attributable to Employer Matching Contributions) to be vested in him or her upon termination of employment prior to attainment of the Plan's Normal Retirement Date shall be <F22>:

                                        Completed Years of Service
                                                  1            2            3            4            5            6             7
                                               -------      -------      -------      -------      -------      -------       ----
                                               0%           100%
                                               --           ----
                                               0%           0%           100%
                                               --           --           ----
                                               0%           20%          40%          60%          80%          100%
                                               --           ---          ---          ---          ---          ----
                                               0%           0%           20%          40%          60%          80%           100%
                                               --           --           ---          ---          ---          ---           ----
                                               10%          20%          30%          40%          60%          80%           100%
                                               ---          ---          ---          ---          ---          ---           ----
                           Vi X                0%           40%          60%          80%          100%
                                               --           ---          ---          ---          ----
                                               0%           0%           0%           0%           0%           0%            100%
                                               --           --           --           --           --           --            ----

                                           Full and immediate vesting upon entry into the Plan
                                        ---

                                        Notwithstanding anything to the contrary in the Plan, the amount inserted in the blanks above shall not exceed the limits specified in Code ss.411(a)(2).

                      e. Notwithstanding the provisions of this Item C(4)(e) of the Adoption Agreement, a Participant shall become fully vested in his Participant's Employer Matching Contribution Account if <F23>:

                               i.                the  Participant's  job is
                                 ---             eliminated  without the
                                                 Participant  being  offered a
                                                 comparable position elsewhere
                                                 with the Employer.
                               ii.               for such reason as is described
                                  ---            below:


                      f.   Corrective Contributions:

                               i. X              If selected, the Employer shall
                                 ---             be authorized to make Qualified
                                                 Matching Contributions, subject
                                                 to the terms of the Basic  Plan
                                                 Document,    in    an    amount
                                                 determined by resolution of the
                                                 Board of Directors on an annual
                                                 basis.
                               ii. X             If selected, the Employer shall
                                  ---            be authorized to make Qualified
                                                 Nonelective      Contributions,
                                                 subject  to  the  terms  of the
                                                 Basic  Plan  Document,   in  an
                                                 amount determined by resolution
                                                 of the Board of Directors on an
                                                 annual basis.

              5.  Gap Earnings:

                                   If selected,  Gap Earnings,  as defined
                      --- inss.3.2(G)(1) of the Basic Plan Document, will be calculated for Excess Elective Deferrals, Excess Contributions and Excess Aggregate Contributions, and refunded to the Participant as provided for in Article III of the Basic Plan Document.

              6.  Forfeitures:

                      a.   Forfeitures  of  amounts   attributable  to  Employer
                           Matching Contributions shall be reallocated as of:

                               i. X            the last day of the Plan Year in
                                 ---           which the Forfeiture occurred.
                               ii.             the last day of the  Plan  Year
                                  ---          following  the Plan Year in which
                                               the Forfeiture occurred.
                               iii.            the last day of the Plan  Year in
                                   ---         which the  Participant  suffering
                                               the  Forfeiture  has incurred the
                                               fifth  consecutive One Year Break
                                               in Service.

                      b. Forfeitures of Employer Matching Contributions shall be reallocated as follows:

                               i.           Not applicable as Employer  Matching
                                 ---        Contributions are always 100% vested
                                            and nonforfeitable.
                               ii. X        Used  first  to pay the  expenses of
                                  ---       administering  the  Plan,  and  then
                                            allocated pursuant to one of the
                                            following two options:
                               iii.         Forfeitures  shall be  allocated  to
                                   ---      Participant's  accounts  in the same
                                            manner as  Employer  Profit  Sharing
                                            Contributions,   Employer   Matching
                                            Contributions, Qualified Nonelective
                                            Contributions or Qualified  Matching
                                            Contributions,  in the discretion of
                                            the Employer, for the year in which
                                            the Forfeiture arose.
                               iv. X        Forfeitures   shall  be  applied  to
                                  ---       reduce the Employer  Profit  Sharing
                                            Contributions,   Employer   Matching
                                            Contributions, Qualified Nonelective
                                            Contributions or Qualified  Matching
                                            Contributions,  in the discretion of
                                            the  Employer,  for  the  Plan  Year
                                            following the Plan Year in which the
                                            Forfeiture arose.

                      c. Forfeitures of Excess Aggregate Contributions shall be:

                               i. X              Applied   to  reduce   Employer
                                 ---             contributions for the Plan Year
                                                 in which the excess arose,  but
                                                 allocated  as  below,   to  the
                                                 extent   the   excess   exceeds
                                                 Employer  contributions for the
                                                 Plan Year,  or the Employer has
                                                 already  contributed  for  such
                                                 Plan Year.

                               ii. X             Allocated after all other
                                  ---            forfeitures under the Plan:

                                                 (a) X            to         the
                                                    ---           Matching
                                                                  Contribution
                                                                  account     of
                                                                  each
                                                                  Non-highly
                                                                  Compensated
                                                                  Participant
                                                                  who       made
                                                                  Before     Tax
                                                                  Contributions
                                                                  or  After  Tax
                                                                  Contributions
                                                                  in  the  ratio
                                                                  which     each
                                                                  such
                                                                  Participant's
                                                                  Compensation
                                                                  for  the  Plan
                                                                  Year  bears to
                                                                  the      total
                                                                  Compensation
                                                                  of  all   such
                                                                  Participants
                                                                  for  the  Plan
                                                                  Year; or,
                                                 (b)              to  the
                                                    ---           Matching
                                                                  Contribution
                                                                  account of
                                                                  each
                                                                  Non-highly
                                                                  Compensated
                                                                  Eligible
                                                                  Participant in
                                                                  the ratio
                                                                  which    each
                                                                  Eligible
                                                                  Participant's
                                                                  Compensation
                                                                  for the Plan
                                                                  Year  bears to
                                                                  the  total
                                                                  Compensation
                                                                  of all
                                                                  Eligible
                                                                  Participants
                                                                  for the
                                                                  Plan Year.

              7. In-Service Distributions (select as may be appropriate):

                      (a)               There    shall    be    no    in-service
                         --- distribution of Participant account balances derived from Before Tax Contributions (including Qualified
                                        Nonelective  Contributions and Qualified
                                        Matching Contributions treated as Before
                                        Tax Contributions under the terms of the
                                        Basic  Plan   Document),   or   Employer
                                        Matching Contributions.

                      b. X              Participants  may request an  in-service
                        ---             distribution  of their  account  balance
                                        attributable   to   Employer    Matching
                                        Contributions,    for   the    following
                                        reasons:

                                        i. X              For  purposes  of
                                          ---             satisfying a financial
                                                          hardship, as
                                                          determined in
                                                          accordance  with the
                                                          uniform
                                                          nondiscriminatory
                                                          policy of the
                                                          Committee;
                                        ii X              Attainment of age
                                          ---             59 1/2 by the
                                                          Participant; or
                                        iii               Attainment  of  the
                                           ---            Plan's  Normal
                                                          Retirement Date by the
                                                          Participant.

                      c. X              Participants  may request an  in-service
                        ---             distribution  of their  account  balance
                                        attributable   to  Employee  Before  Tax
                                        Contributions,    for   the    following
                                        reasons:

                                        i.                For     purposes    of
                                          ---             satisfying a financial
                                                          hardship,           as
                                                          determined    by   the
                                                          facts              and
                                                          circumstances   of  an
                                                          Employee's  situation,
                                                          in accordance with the
                                                          provisions  of  ss.3.9
                                                          of  the   Basic   Plan
                                                          Document;

                                        ii X              For     purposes    of
                                          ---             satisfying a financial
                                                          hardship,   using  the
                                                          "safe          harbor"
                                                          provisions  of  ss.3.9
                                                          of  the   Basic   Plan
                                                          Document.
                                        iii  X            Attainment of age
                                            ---           59 1/2 by the
                                                          Participant; or
                                        iv.               Attainment of the
                                           ---            Plan's Normal
                                                          Retirement Date
                                                          by the Participant.

     NOTICE: The adopting Employer may not rely on an opinion letter issued by the National Office of the Internal Revenue Service as evidence that the Plan is qualified under the provisions of ss.401 of the Internal Revenue Code. In order to obtain reliance with respect to the Plan's qualification, the Employer must apply to the Key District Office of the Internal Revenue Service for a determination letter.

     This Adoption Agreement may only be used in conjunction with Basic Plan Document # 05.

     This Plan document may only be used under the express authority of KeyCorp, its subsidiaries and affiliates, and is not effective as completed until executed by a duly authorized officer of KeyCorp, one of its subsidiaries or affiliates, and approved by KeyCorp's counsel.

     KeyCorp, as sponsor, may amend or discontinue this prototype plan document upon proper notification to all adopting Employers pursuant to Revenue Ruling 89-13.

     Failure  to  properly  fill  out  an  Adoption   Agreement  may  result  in
     disqualification of the Plan, and adverse tax consequences to the Employer and Plan Participants.

     This Plan is sponsored by:

         KeyCorp, on behalf of its operating subsidiaries, banking and trust company affiliates
         127 Public Square
         Cleveland, Ohio  44114
         (800) 982-3811

         In Witness Whereof, the Employer and the Trustee, by their respective duly authorized officers, have caused this Adoption Agreement to be executed on this 1st day of July, 1999.
                      ---        ----  ----


     Employer:  M.D.C. Holdings, Inc.
                ---------------------


     By: /s/ Daniel S. Japha
        -----------------------------
     Title:  Secretary
           --------------------------

     Trustee:   KeyTrust Company National Association
                -------------------------------------


     By:  /s/
        -----------------------------
     Title:  Assistant Vice President
           --------------------------

                                    and

     By:  /s/
        -----------------------------
     Title:  Vice President
           --------------------------


     Approved on Behalf of Trustee:

                        Initials: CMA                    Date:  1/29/99
                                 ---------------------         ----------------

                            Investment Fund Designation

M.D.C. Holdings, Inc. (the "Named Fiduciary"), as an independent fiduciary with respect to the M.D.C. Holdings, Inc. 401(k) Savings Plan (the "Plan"), an employee pension benefit plan covered by the applicable provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and its employees who participate therein (the "Participants"), hereby designates the following investment funds from among the investment fund options available for adopting employers of the PRISM(R) Prototype Retirement Plan & Trust (as defined in ss.10.7 of the Plan), available for selection by Participants for the investment of Plan assets held for their benefit:

          (a)      EB MaGIC(R) Fund
          (b)      Fidelity Advisor Growth Opportunities Fund: Class T
          (c)      Invesco Dynamics
          (d)      Neuberger & Berman Genesis - Assets
          (e)      The American Funds Group(R): EuroPacific Growth Fund
          (f)      The American Funds Group(R): The Bond Fund of America
          (g)      The American Funds Group(R): The Income Fund of America
          (h)      The American Funds Group(R): Washington Mutual Investors Fund
          (i)      The Victory Stock Index Fund
          (j)      M.D.C. Holdings Inc. Common Stock
          (k)
          (l)
          (m)
      The plan assets are currently invested in the funds more fully described below (Existing Funds). The Named Fiduciary further designates that assets held in each of the Existing Funds by the Plan prior to liquidation and transfer to the Trustee shall be reinvested in the PRISM(R) Fund(s) as specified below:

         Existing Funds:                                      PRISM(R) Funds:

            (a)Guranteed Short Term Fund                                  (a)    EB MaGIC(R) Fund
            (b)Guranteed Long Term Fund                                   (b)    EB MaGIC(R) Fund
            (c)Cigna Balanced Fund                                        (c)    The American Funds Group(R):  The Income
                                                                                 Fund of America
            (d)Fidelity Advisor Balanced Fund                             (d)    The American Funds Group(R):  The Income
                                                                                 Fund of America
            (e)Stock Market Index Fund                                    (e)    The Victory Stock Index Fund
            (f)Fidelity Advisor Growth Opportunities Fund                 (f)    Fidelity Advisor Growth  Opportunities
                                                                                 Fund: Class T
            (g)M.D.C. Holdings Inc. Common Stock                          (g)    M.D.C.   Holdings  Inc.  Common  Stock
                                                                                 Fund
            (h)                                                           (h)    Invesco Dynamics
            (i)                                                           (i)    Neuberger & Berman Genesis - Assets
            (j)                                                           (j)    The     American     Funds     Group(R):
                                                                                 EuroPacific Growth Fund
            (k)                                                           (k)    The American  Funds  Group(R):  The Bond
                                                                                 Fund of America
            (l)                                                           (l)    The American Funds Group(R):  Washington
                                                                                 Mutual Investors Fund
            (m)                                                           (m)    M.D.C. Holdings Inc. Common Stock

     X. In addition, if selected, an Employer Stock Fund will also be available.


     In making the selection of Investment Funds, and in designating the PRISM(R) Funds into which the liquidated assets from each of the Existing
     Funds will be invested in, the Named Fiduciary hereby confirms and acknowledges that:

                  The Named Fiduciary has had made available to it copies of the prospectuses (to the extent required under applicable federal securities law and regulation) for each investment fund available for selection by adopting employers of the PRISM(R) Prototype Retirement Plan & Trust, and has received copies of each such prospectus for the Investment Funds selected; The Named Fiduciary acknowledges that the Trustee of the Plan may receive certain fees for services provide to, or on behalf of an Investment Fund, or the sponsors or distributors thereof, pursuant to plans of distribution adopted by the fund under the provisions of Rule 12b-1 of the Investment Company Act of 1940, and further acknowledges that (i) such fee, if paid, is appropriate for services rendered to the fund, and when aggregated with other fees for service payable to the Trustee constitutes reasonable compensation for the Trustee's services to the Plan; and (ii) the Plan will be able to redeem its interest in any such Investment Fund on reasonably short notice without penalty; The Named Fiduciary further acknowledges that it has selected the Investment Funds on its determination, after due inquiry, that the Investment Funds are appropriate vehicles for the investment of Plan assets pursuant to the terms of the Plan, considering all relevant facts and circumstances, including but not limited to (i) the investment policy and philosophy of the Named Fiduciary developed pursuant to ERISA ss.404; (ii) the ability of Participants, using an appropriate mix of Investment Funds, to diversify the investment of Plan assets held for their benefit; and, (iii) the ability of Participants to, utilizing an appropriate mix of Investment Funds, to structure an investment portfolio within their account in the Plan with risk and return characteristics within the normal range of risk and return characteristics for individuals with similar investment backgrounds, experience and expectations; and, The Named Fiduciary acknowledges that it has not relied on any representations or recommendations from the Trustee or any of its employees in selecting the Investment Funds, or in specifying which of the selected PRISM(R) Funds into which the liquidated assets from each of the Existing Funds will be invested.

     The Trustee agrees to follow the Named Fiduciary's direction with respect to offering the Investment Funds available for selection by the Participants in the Plan for the investment of Plan assets held for their benefit:

         In Witness Whereof, the Employer, by its duly authorized representative, has executed this document in connection with adoption of the Plan utilizing the PRISM(R) Prototype Retirement Plan & Trust documents, as provided by the Trustee.


                                    Named Fiduciary:  M.D.C. Holdings, Inc.
                                                      ---------------------

                                    By:     Daniel S. Japha
                                          -----------------------------
                                    Title:  Secretary
                                          -----------------------------

              <F1>  Footnotes in this  Adoption  Agreement are not to be construed as part of the Plan provisions but are explanatory only. To the extent a footnote is inconsistent with the provisions of the Basic Plan Document or applicable law, the provisions of the Plan shall be construed in conformity with the Basic Plan Document or law.

              <F2>  Terms that are capitalized are defined in the PRISM(R)
                    Prototype Retirement Plan & Trust Basic Plan Document.

              <F3>  The Plan will have an individual TIN, distinct from the
                    Employer TIN.

              <F4>  Committee  members  direct the day to day  operation  of the
                    Plan. Committee members serve at the pleasure of the Employer. See ss.11.4 for changes in Committee membership. If no Committee members are specified, the Employer shall assume responsibility for the operations of the Plan.

              <F5>  If  no  amount  is   specified,   the   maximum   amount  of
                    Compensation allowed under Code ss.401(a)(17)(the "$150,000 limit" ("$200,000 limit" prior to the Plan Year beginning before January 1, 1994)), as adjusted from time to time, shall be used.

              <F6>  If a fractional  year is elected,  the elapsed time method of computing service shall be used for the fractional year. Eligibility provisions for optional cash or deferred arrangements are contained in Item C of this Adoption Agreement.

              <F7>  Notwithstanding the foregoing, an Employee who has met the eligibility requirements may not enter the Plan later than six months following the date on which the Employee first completes the eligibility requirements.

              <F8>  Notwithstanding  the selection  made in this Item B(7)(a), a participant shall be fully vested in his or her Employer Contribution Accounts if the Participant dies or becomes Disabled while in the employ of the Employer.

              <F9>  If more than one Year of Service is an eligibility
                    requirement, Item viii must be selected.

              <F10> The provisions of this section will be  administered  by the
                    Employer on a consistent and nondiscriminatory basis.

              <F11> Amounts  designated as Qualified  Nonelective  Contributions will be allocated pursuant to ss.3.1(A)(14) of the Basic Plan Document.

              <F12> In the event  contributions  are  allocated on a basis other than a full plan year, the Year of Service shall be based on the elapsed time method of calculation, and a Participant shall be deemed to have completed an appropriate Period of Service for allocation purposes if the Participant has completed a pro-rata Period of Service corresponding to the interval on which contributions are allocated.

              <F13> Excess  Compensation  means a Participant's  Compensation in excess of the Permitted Disparity Level specified in the Definitions section of this Adoption Agreement.

              <F14> Even if this Item is selected,  the  provisions of ss.4.8 of the Basic Plan Document may supersede this requirement if necessary to satisfy Code Sections 401(a)(26) and 410(b).

              <F15> If this  option is  selected,  iii or iv must be selected to reallocate Forfeitures of Employer Profit Sharing Contributions remaining after expenses of administering the Plan have been paid.

              <F16> This Item is for use in identifying  collective trust funds, which, pursuant to Revenue Ruling 81-100 must be specifically referenced in the Plan. Actual Investment Funds are referenced on the Investment Fund Designation form attached to this Adoption Agreement.

              <F17> If this option is  selected,  the  Employer  must  establish appropriate procedures for implementation of the Plan's loan program.

              <F18> The date  specified is for the refund of amount  deferred in excess of the Code ss.402(g) limit (the $7,000 limit) for the Participant's taxable year.

              <F19> The Employer  shall have the right to designate  all, or any portion of Employer Matching Contributions as Qualified Matching Contributions, which shall then be subject to the same vesting, distribution, and withdrawal restrictions as Before Tax Contributions.

              <F20> Net Profits will never be required for the  contribution  of
                    Before Tax Contributions, After Tax Contributions, Qualified Nonelective Contributions or Qualified Matching Contributions.

              <F21> Notwithstanding  anything in the  Adoption  Agreement to the contrary, amounts in a Participant's account attributable to Before Tax Contributions, Qualified Nonelective Contributions, and Qualified Matching Contributions shall be 100% vested and nonforfeitable at all time.

              <F22> Notwithstanding  the selection made in this item B(7)(b),  a
                    Participant shall be fully vested in his or her Employer Contribution Accounts if the Participant dies or becomes Disabled while in the employ of the Employer.

              <F23> The provisions of this section will be  administered  by the
                    Employer on a consistent and nondiscriminatory basis.